EX-99.1

SHOE CARNIVAL ANNOUNCES EXECUTIVE APPOINTMENTS

Cliff Sifford is Appointed Vice Chairman and Continues as Chief Executive Officer

Mark Worden Succeeds Cliff Sifford as President and is Appointed Chief Customer Officer

Tim Baker is Appointed Chief Retail Operations Officer

FOR IMMEDIATE RELEASE

Evansville, Indiana, September 19, 2019 - Shoe Carnival, Inc. (Nasdaq: SCVL) (“the Company”), a leading retailer of moderately priced footwear and accessories, today announced several executive appointments to support its ongoing customer-centric business transformation and to create a management structure aligned with the Company’s long-term strategic plan.

Cliff Sifford, in addition to continuing to serve as Chief Executive Officer, also assumed the role of Vice Chairman of the Board of Directors.  Mr. Sifford relinquished the President title. Mr. Sifford has been employed by the Company for 22 years and has been President, Chief Executive Officer and a Director since October 2012.

Mark Worden, previously Shoe Carnival’s Executive Vice President – Chief Strategy and Marketing Officer, was appointed to the position of President and Chief Customer Officer.  In this newly created position, Mr. Worden will focus on all customer-facing activities including store operations, ecommerce, customer relationship management, marketing and real estate. He will continue to report to Mr. Sifford in his new position.  Mr. Worden joined Shoe Carnival in 2018 with nearly 25 years of brand management, marketing and executive management experience, including leading international consumer packaged goods brands at the SC Johnson Company and Kimberly-Clark Corporation.

Tim Baker, previously Executive Vice President – Store Operations, was appointed to the newly created position of Executive Vice President – Chief Retail Operations Officer, reporting to Mr. Worden.  In this role, Mr. Baker will continue to lead store operations and will have greater focus on the customer experience, store growth and team development.  Mr. Baker has been with the Company for over 30 years.

Kerry Jackson, previously Senior Executive Vice President – Chief Financial and Operating Officer and Treasurer, was appointed the Senior Executive Vice President – Chief Financial and Administrative Officer and Treasurer.  Mr. Jackson will continue to lead the financial and treasury functions, as he has done for the past 23 years, and will also focus on strategic administrative initiatives as the Company continues to evolve its infrastructure to support its long-term growth objectives.

“On behalf of our Board of Directors, I am very pleased to announce these executive appointments,” commented Mr. Sifford. “Mark has played an integral role in our strategic development in the last year, and we are excited to have him take on this newly created position as we continue to evolve our business to connect with new and existing customers where and when they want to shop for family footwear.  Tim and Kerry are outstanding leaders, whose new roles position them to more directly support our long-term strategic plan. As a team, we look forward to building on our accomplishments to generate sustainable growth and shareholder value.”

Mr. Worden commented, “I am honored to be appointed to the role of President and Chief Customer Officer of Shoe Carnival and would like to thank Cliff and the Board of Directors for their support. I am thrilled to join Cliff in leading our customer-centric organization with over 5,000 committed team members and an experienced management team.  We are well positioned to capture strategic growth opportunities and to identify emerging shopper trends as we expand beyond the billion dollar revenue milestone.”

Mr. Sifford concluded, “It is my pleasure to lead a very experienced team of leaders across the organization, and I believe we have developed a strong foundation for long-term success. Shoe Carnival is a unique company with a high-performing team of people who care about delivering superior customer service and on-trend footwear with an authentic in-store experience.”

About Shoe Carnival

Shoe Carnival, Inc. is one of the nation’s largest family footwear retailers, offering a broad assortment of moderately priced dress, casual and athletic footwear for men, women and children with emphasis on national name brands.  As of September 19, 2019, the Company operates 392 stores in 35 states and Puerto Rico, and offers online shopping at www.shoecarnival.com.  Headquartered in Evansville, IN, Shoe Carnival trades on The NASDAQ Stock Market LLC under the symbol SCVL.  Shoe Carnival's press releases and annual report are available on the Company's website at www.shoecarnival.com.

Contact Information

Cliff Sifford

Vice Chairman and Chief Executive Officer, or

W. Kerry Jackson

Senior Executive Vice President, Chief Financial and Administrative Officer and Treasurer

7500 East Columbia Street

Evansville, IN 47715

www.shoecarnival.com

(812) 867-6471

Cautionary Statement Regarding Forward-Looking Information

This press release contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties, including but not limited to statements regarding our customer-centric business transformation and our future growth and success.  A number of factors could cause our actual results, performance, achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements.  These factors include, but are not limited to: general economic conditions in the areas of the continental United States in which our stores are located and the impact of the ongoing economic crisis in Puerto Rico on sales at, and cash flows of, our stores located in Puerto Rico; the effects and duration of economic downturns and unemployment rates; changes in the overall retail environment and more specifically in the apparel and footwear retail sectors; our ability to generate increased sales at our stores; our ability to successfully navigate the increasing use of online retailers for fashion purchases and the impact on traffic and transactions in our physical stores; our ability to attract customers to our e-commerce website and to successfully grow our e-commerce sales; the potential impact of national and international security concerns on the retail environment; changes in our relationships with key suppliers; changes in the political and economic environments in, the status of trade relations with, and the impact of changes in trade policies and tariffs impacting, China and other countries which are the major manufacturers of footwear; the impact of competition and pricing; our ability to successfully manage and execute our marketing initiatives and maintain positive brand perception and recognition; changes in weather patterns, consumer buying trends and our ability to identify and respond to emerging fashion trends; the impact of disruptions in our distribution or information technology operations; the effectiveness of our inventory management; the impact of natural disasters on our stores, as well as on consumer confidence and purchasing in general; risks associated with the seasonality of the retail industry; the impact of unauthorized disclosure or misuse of personal and confidential information about our customers, vendors and employees, including as a result of a cyber-security breach; our ability to manage our third-party vendor relationships; our ability to successfully execute our business strategy, including the availability of desirable store locations at acceptable lease terms, our ability to open new stores in a timely and profitable manner, including our entry into major new markets, and the availability of sufficient funds to implement our business plans; higher than anticipated costs associated with the closing of underperforming stores; the inability of manufacturers to deliver products in a timely manner; the impact of regulatory changes in the United States and the countries where our manufacturers are located; the resolution of litigation or regulatory proceedings in which we are or may become involved; our ability to meet our labor needs while controlling costs; and future stock repurchases under our stock repurchase program and future dividend payments; and other factors described in the Company’s SEC filings, including the Company’s latest Annual Report on Form 10-K.

In addition, these forward-looking statements necessarily depend upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors.  Accordingly, any forward-looking statements included in this press release do not purport to be predictions of future events or circumstances and may not be realized.  Forward-looking statements can be identified by, among other things, the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “pro forma,” “anticipates,” “intends” or the negative of any of these terms, or comparable terminology, or by discussions of strategy or intentions.  Given these uncertainties, we caution investors not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We disclaim any obligation to update any of these factors or to publicly announce any revisions to the forward-looking statements contained in this press release to reflect future events or developments.